UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CHANTICLEER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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Chanticleer Holdings, Inc.

7621 Little Avenue, Suite 414
Charlotte, North Carolina 28226

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON SEPTEMBER 26, 2014

Dear Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Chanticleer Holdings, Inc. (“we”, “us” or the “Company”), will be held at 9:00 a.m. Eastern Daylight Time, on September 26, 2014 at the Company’s principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226, to consider and act upon the following items of business:

1.	To elect the five directors named in the accompanying proxy statement to serve a one-year term and until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.

2.	To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the proxy statement).

3.	To approve, for purposes of NASDAQ Listing Rule 5635, the issuance of 740,000 shares of our common stock issuable upon exercise of warrants issued pursuant to the Agreement and Plan of Merger dated as of September 30, 2013 by and between American Roadside Burgers, Inc. (“ARB”) and the Company (the “Merger Agreement”).

4.	To approve an amendment to the Certificate of Incorporation to provide authority to issue preferred stock.

5.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying proxy statement.

Only stockholders of record of the Company at the close of business on August 20, 2014 will be entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof. A list of all stockholders of record as of the record date will be available for inspection by stockholders, for any purpose germane to the annual meeting, during normal business hours at our principal executive offices during the ten days preceding the meeting and will be available for inspection at the meeting. Any questions regarding the annual meeting, including questions regarding directions to attend the annual meeting and vote in person, are to be directed to the Company at (704) 366-5122 (Attention: Michelle Arcidiacono).

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The accompanying proxy statement is being mailed to the stockholders on or about September 2, 2014.

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman, President and Chief Executive Officer

/s/ Michelle Arcidiacono
Michelle Arcidiacono
Secretary

Charlotte, NC	September 2, 2014

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY.

WHEN COMPLETING YOUR PROXY CARD, PLEASE SIGN YOUR NAME AS IT APPEARS PRINTED. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. A PROXY EXECUTED BY A CORPORATION MUST BE SIGNED BY AN AUTHORIZED OFFICER.

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CHANTICLEER HOLDINGS, INC.

7621 Little Avenue, Suite 414
Charlotte, NC 28226

________________________

PROXY STATEMENT

________________________

ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD ON SEPTEMBER 26, 2014

____________________

This proxy statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chanticleer Holdings, Inc. (hereinafter referred to as “we”, “us”, “Company” or “Chanticleer”), for the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. Eastern Daylight Time on September 26, 2014 at our principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, NC 28226.

At the annual meeting, stockholders will be asked to vote on five proposals and to transact any business that properly comes before the annual meeting or any adjournments or postponements thereof.

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 26, 2014

The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2013, are available on the Internet at https://www.iproxydirect.com/HOTR.

GENERAL

The enclosed proxy is solicited by the Board for the purposes set forth in the Notice of Annual Meeting of Stockholders. The proxy and proxy statement are being distributed and made available on or about September 2, 2014, and we may also use our officers, employees and consultants to solicit proxies from stockholders either in person or by telephone, facsimile, e-mail or letter, without additional compensation. We will pay the cost for solicitation of proxies, including preparation, assembly and mailing this proxy statement and proxy. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of our common stock. The approximate mailing date of this proxy statement and Notice of Annual Meeting and form of proxy is September 2, 2014.

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QUESTIONS AND ANSWERS

Q: Who may vote at the annual meeting?

A: Each stockholder of record at the close of business on August 20, 2014 (the “Record Date”), is entitled to notice of and vote at the annual meeting. As of the close of business on the Record Date, we had 6,719,433 shares of common stock outstanding. Each share of common stock outstanding on the Record Date entitles the holder thereof to one vote.

Q: What is the quorum requirement for the annual meeting?

A: Our bylaws provide that the holders of a majority of the common stock issued and outstanding and entitled to vote at the meeting, whether present in person or represented by proxy, shall constitute a quorum at the annual meeting.

Q: What proposals will be voted on at the annual meeting?

A: There are five proposals scheduled to be voted on at the annual meeting. Additionally, we will consider any other business that properly comes before the annual meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy card will vote the shares they represent using their best judgment.

Q: How can I get electronic access to the proxy materials?

A: You can view the proxy materials on the Internet at https://www.iproxydirect.com/HOTR.

Q: How may I vote my shares in person at the annual meeting?

A: If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the annual meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the annual meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the annual meeting.

Q: How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the annual meeting. Stockholders of record must sign and return their proxy cards by mail for their votes to be counted. Beneficial owners may submit voting instructions to their stockbroker, trustee or nominee by returning their voting instruction cards by mail, or they may vote their shares on the Internet or by telephone.

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Q: How can I revoke my proxy and change my vote after I return my proxy card?

A: You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date, which must be completed by 11:59 p.m. Eastern Daylight Time on September 25, 2014, or by attending the annual meeting and voting in person. Attending the annual meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact the bank or firm directly to revoke any prior voting instructions.

Q. What happens if I do not give specific voting instructions?

A. Stockholders of Record. If you return your signed proxy card but do not specify how you want to vote your shares, the proxies will vote your shares in the manner recommended by the Board on all matters in this proxy statement and as they may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. Brokers that are members of certain securities exchanges and that hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the applicable rules governing such brokers, the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote using their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. The proposals to elect directors, approve the issuance of shares of our common stock in connection with the Merger Agreement, approve the compensation of our Named Executive Officers and approve the amendment to the Certificate of Incorporation to provide authority to issue preferred stock, or the Preferred Stock Amendment, are each considered “non-discretionary,” which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.

Q: How does use of a proxy affect my vote?

A: Proxies returned to us or our transfer agent and properly executed will be voted in accordance with the stockholders’ instructions. You specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

Any proxy, which is timely signed and returned with no other markings, will be voted in accordance with the recommendation of our Board. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

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The execution of a proxy will in no way affect your right to attend the annual meeting and vote in person. For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to our transfer agent, who will assist in tabulating the stockholder vote.

Q: How many votes will be required to approve each proposal?

A: With respect to the election of directors, assuming a quorum is present, the affirmative vote of a plurality of the votes cast by holders of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the matter is required to elect each nominee. With respect to the proposals to approve the compensation of our Named Executive Officers and to ratify the appointment of our independent registered public accounting firm, assuming a quorum is present, the affirmative vote of a majority of the votes cast by the holders of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the matter is required to approve each proposal. With respect to the proposal to approve the issuance of our common stock in connection with the Merger Agreement, the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal by more than 740,000 shares, assuming the number of share present at the meeting in person or by proxy is at least 3,729,717. With respect to the proposal to approve the Preferred Stock Amendment, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the proposal is required to approve the Preferred Stock Amendment. For purposes of the votes on each of the five proposals, abstentions and broker non-votes will not be counted and therefore will have no impact on the outcome on each proposal.

Q: Where and when can I find the voting results of the annual meeting?

A: The preliminary voting results will be announced at the annual meeting. The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the annual meeting. If our final voting results are not available within four business days of the annual meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Q: Who will tabulate our votes?

A. Votes cast by proxy or in person at the annual meeting will be tabulated by persons appointed by our Board to act as Inspector of Elections for the meeting. The Inspector of Elections will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The Inspector of Elections will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

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Q: What if I share an address with a fellow stockholder?

A: We will deliver only one proxy statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the proxy statement by contacting us via telephone at (704) 366-5122 or at the address set forth above (Attention: Michelle Arcidiacono).

PROPOSAL 1

ELECTION OF DIRECTORS

Under our bylaws, the Board consists of no less than five members, as determined by the Board or the stockholders from time to time. As of the date hereof, the Board consists of five members. Each director is elected annually to serve for a one-year term and until his successor is duly elected and qualified or until his death, resignation, removal or disqualification. All nominees presently serve as directors. Each director who is standing for re-election was elected to serve by the stockholders at our last regularly scheduled annual meeting. There are no family relationships among any of our directors or officers. We intend that the proxy holders named in the accompanying proxy card will vote properly returned proxies to elect the five nominees listed below as directors, unless the authority to vote is withheld.

The names of the nominees for election to the Board and biographical information follows:

Michael D. Pruitt	Age: 54	Chairman, President and CEO since June 2005

Michael Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments, in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In the late 1980s, Mr. Pruitt owned Southern Cartridge, Inc., which he eventually sold to MicroMagnetic, Inc., where he continued working as Executive Vice President and a Board member until Southern Cartridge was sold to Carolina Ribbon in 1992. From 1992 to 1996, Mr. Pruitt worked at Ty Pruitt Trucking, which was sold in 1996 to Priority Freight Systems. Between 1997 and 2000, Mr. Pruitt served as a consultant assisting several public and private companies in raising capital, recruiting management and preparing companies to go public or be sold. He was the CEO from 2002-2005, President and Chairman of the Board of RCG Companies, a publicly traded holding company formerly listed on the AMEX until merging with 1 800 Cheap Seats. Since January 2011, Mr. Pruitt has served on the board of directors of Hooters of America. Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the Wall School of Business.

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Michael Carroll	Age: 66	Board Member since June 2005

Michael Carroll currently owns and operates a sales and training consulting firm based in Richmond, Virginia. Mr. Carroll has also served as a director for OneTravel Holdings, Inc., formerly RCG Companies Incorporated, from January 2004 until February 2005. He previously spent 22 years in the distribution business, 19 of which were in computer products distribution. In 1978, Mr. Carroll founded MicroMagnetic, Inc., a computer supply distribution company that he sold to Corporate Express in 1997. From 1997 to 1999, he was a division president at Corporate Express, a publicly traded business-to-business office products and service provider. He holds a Bachelor of Arts degree in Business Management from The College of William & Mary in Williamsburg, Virginia, and a Masters degree in Business Administration from Virginia Commonwealth University. Mr. Carroll is a member of our Audit and Compensation committees. Mr. Carroll was asked to serve as a director based in part on his significant experience in the distribution business, as well as his general proven success in business.

Keith Johnson	Age: 56	Board Member since November 2009

Keith Johnson previously served as President of Efficiency Technologies, Inc., the wholly owned operating subsidiary of Efftec International, Inc. Prior to that, since 2004, he served as the President and Chief Executive Officer of YRT² (Your Residential Technology Team) in Charlotte, North Carolina. Mr. Johnson also served as Executive Vice President and Chief Financial Officer of The Telemetry Company in Dallas, Texas (1997-2004), Senior Vice President - Finance and Administration of Brinks Home Security in Dallas, Texas (1995-1997), and Chief Financial Officer of BAX Global in London, England (1992-1995). Mr. Johnson has a Bachelor of Science degree in accounting from Fairfield University in Fairfield, Connecticut. Mr. Johnson is the chair of our Audit Committee, and a member of our Compensation Committee. Mr. Johnson was asked to serve as director based in part on his financial expertise and general proven success in business.

Paul I. Moskowitz	Age: 57	Board Member since April 2007

Paul Moskowitz is a Phi Beta Kappa graduate of Vassar College and a graduate of Cardozo Law School. Mr. Moskowitz was a co-founder and partner of Jacobs and Moskowitz, a New York law firm specializing in corporate and real estate law. He became affiliated with The World Travel Specialist Group/The Lawyers’ Travel Service (“WTSG/LTS”) in 1988 and served as corporate counsel, representing the travel agency network in legal, real estate, and other business activities. In 1989, he joined WTSG full time as President and Chief Operating Officer until March 2003, with his primary responsibilities including day-to-day operations which encompassed WTSG’s airline relationships and sales and marketing. Mr. Moskowitz led the growth of WTSG to one of the top 20 U.S. travel management firms with more than 90 offices throughout the U.S. Mr. Moskowitz is a member of our Compensation and Disclosure Committees. Mr. Moskowitz was asked to serve as a director based in part on his significant legal experience and general proven success in business.

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Russell (“Rusty”) Page	Age: 71	Board Member since January 2013

Rusty Page is a thirty-five year investor relations executive and is currently the founder and principal of Rusty Page & Company, a unique equity marketing and investor relations consulting firm. He also currently sits on the board of directors of The Diamond Hill Financial Trends Fund. Mr. Page previously served as Senior Managing Director of The NASDAQ Stock Market, as well as Senior Vice President and Equity Marketing Executive for NationsBank Corporation, the predecessor of Bank of America. Mr. Page is a member of our Audit Committee. Mr. Page was asked to serve as a director based in part on his significant investor relations knowledge, board membership experience, and familiarity with The NASDAQ Stock Market.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE

Board Purpose and Responsibilities

The business of Chanticleer is managed under the direction of its Board. The Board represents and acts on behalf of all stockholders and the Company. The Board is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel. The Board’s responsibilities include, among other things:

•	Approving and monitoring critical business and financial strategies;
•	Accessing major risks facing the Company and options for mitigation;
•	Approving and monitoring major corporate actions;
•	Overseeing processes designed to ensure Chanticleer and Chanticleer employee compliance with applicable laws and regulations and the Company’s Code of Ethics;
•	Overseeing processes designed to ensure the accuracy and completeness of the Company’s financial statements;
•	Monitoring the effectiveness of our internal controls;
•	Selecting, evaluating, and setting proper compensation for the chief executive officer and other executive officers upon the recommendation of the Compensation Committee; and
•	Reviewing the recommendations of management for, and electing, our executive officers.

Director Independence

In accordance with the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management. As a result of this review, the Board determined that Messrs. Carroll, Johnson, Moskowitz and Page are “independent directors” as defined under NASDAQ rules.

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Audit Committee

We have a separately designated standing audit committee, established in accordance with Section 3 (a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is currently made up of Messrs. Johnson (Chairman), Carroll and Page. The Board has determined that Keith Johnson meets the requirements of an audit committee financial expert and he serves as Chairman of the Audit Committee. All members are independent pursuant to applicable SEC rules and regulations and NASDAQ listing standards. The Audit Committee met four times in 2013. The Audit Committee is governed by a written charter approved by the Board, which is available on our website at www.chanticleerholdings.com under the “Investors - Corporate Governance” tabs.

The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board and report the result of its activities to the Board. Such responsibilities include, but are not limited to, the selection and, if necessary, the replacement of our independent auditors and review and discussion with such independent auditors of (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our Annual Report on Form 10-K.

Report of Audit Committee

The Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In performing its oversight responsibilities regarding the audit process, the Audit Committee:

•	Reviewed and discussed the audited financial statements with management;
•	Discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and
•	Received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to in these three items, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission.

Members of the Audit Committee

Keith Johnson (Chairman)

Michael Carroll

Russell Page

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Compensation Committee

We have a separately designated standing Compensation Committee, established in accordance with SEC rules and regulations and NASDAQ listing standards, which is currently made up of Messrs. Carroll (Chairman), Johnson, and Moskowitz. The Board designates which directors will serve as the members of the compensation committee. All members are independent pursuant to applicable SEC rules and regulations and NASDAQ listing standards. Also, the Board has determined that each such member meets the requirements of a “non-employee director” under Rule 16b-3 under the Exchange Act and meets the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met twice in 2013. The Compensation Committee is governed by a written charter approved by the Board, which is available on our website at www.chanticleerholdings.com under the “Investors - Corporate Governance” tabs.

The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the Company, determining the compensation of executive officers of the Company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also will administer our equity-based plans and make recommendations to the Board with respect to actions that are subject to approval of the Board regarding such plans. The Compensation Committee also reviews and makes recommendations to the Board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with our compensation policies and practices, as contemplated by Item 402(s) of Regulation S-K. In setting 2013 compensation, the Compensation Committee did not retain a compensation consultant.

Nominating Committee

We currently do not have a standing nominating committee. Board nominees are selected or recommended for the Board’s selection by independent directors constituting a majority of the board’s independent directors in a vote in which only the independent directors participate.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. The Board’s independent directors are responsible for identifying, screening, and recommending to the Board qualified candidates for membership. The Board has authority to retain and approve the compensation of search firms to be used, if any, to identify director candidates. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board.

In considering possible candidates for election as a director, the Board is guided by the following principles: (a) each director should be an individual of the highest character and integrity; (b) each director should have substantial experience which is of particular relevance to the Company; (c) each director should have sufficient time available to devote to the affairs of the Company; and (d) each director should represent the best interests of the stockholders as a whole rather than special interest groups.

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We also consider a candidate’s (a) economic, technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business; (b) ability to be found suitable by all regulatory agencies; (c) diversity of viewpoints, background, and experience; and (d) ability to join with the other Board members in building a Board that is effective, collegial, and responsive to our needs as well as those of our stockholders.

The Board’s independent directors will consider stockholder recommendations from Board members, stockholders, and third parties for candidates for the Board using the same criteria described above. Once candidates have been identified, the Board’s independent directors will determine whether such candidates meet the minimum qualifications for director nominees established in the charter and under applicable laws, rules or regulations and make a recommendation to the full Board. The full Board, taking into consideration the recommendations of the Board’s independent directors, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any. In addition, under our bylaws, a stockholder’s written notice regarding a proposed nominee must include (in addition to any information required by applicable law or the Board): (i) the name and address of the stockholder who intends to present the proposal and the beneficial owner, if any, on whose behalf the proposal is made; (ii) the number of shares of each class of capital stock owned by the stockholder and such beneficial owner; (iii) a description of the business proposed to be introduced to the stockholders; (iv) any material interest, direct or indirect, which the stockholder or beneficial owner may have in the business described in the notice; (v) a representation that the stockholder is a holder of record of shares of Chanticleer Holdings, Inc., entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to present the proposal; and (vi) a consent signed by each nominee to serve as a director if elected. Certain specific notice deadlines also apply with respect to submitting director nominees. See “Proposals for 2015 Annual Meeting.”

No candidates for director nominations were submitted to the Board by any stockholder in connection with the annual meeting.

Code of Ethics

The Board adopted a Code of Ethics for all officers or persons performing similar functions, which was effective May 23, 2005, which was filed as Exhibit 14 to our Annual Report on Form 10-K/A dated December 31, 2007. The Code of Ethics and other governance documents require that Chanticleer’s executive officers affirmatively agree to:

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•	Engage in honest and ethical conduct;
•	Avoid conflicts of interest;
•	Take all reasonable measures to protect the confidentiality of non-public information about Chanticleer and its investors;
•	Produce full, accurate, timely and understandable disclosure in reports filed by the SEC;
•	Comply with any applicable governmental laws, regulations, and;
•	Report any possible violation of the Code to our chief financial officer.

A copy of the Code of Ethics is available on our website at www.chanticleerholdings.com under the “Investors - Corporate Governance” tabs and will be furnished to any stockholder without charge upon written request. Such requests should be sent to: Michelle Arcidiacono at 7621 Little Avenue, Suite 414, Charlotte, NC 28226. If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Board Leadership Structure

The Board believes that the Company and its stockholders have been and will continue to be well served by having the Company’s President and Chief Executive Officer serve as Chairman of the Board. Mr. Pruitt has led our strategic planning and our acquisition strategy as well as our operational integration and execution strategy. The Board believes that the current leadership of the Board, when combined with the other elements of our corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Company’s business and affairs.

The Board is composed of a majority of independent directors. Our Audit Committee and Compensation Committee are each composed solely of independent directors. The Company’s independent directors bring experience, oversight and expertise from outside the Company, while the Chief Executive Officer brings industry, competitive and company-specific experience and expertise. The Board believes the combined role of Chairman and Chief Executive Officer promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute the Company’s strategy and business plans. Notwithstanding the above, the Board recognizes that, in the future, circumstances may necessitate that the roles of Chairman and Chief Executive Officer be separated and, therefore, the Board retains the authority to separate the roles if it were to determine that such a division might be appropriate in the future.

One of the key responsibilities of the Board is to assist management in developing strategic direction and then holding management accountable for the execution of strategy once it is developed. The Board believes, at this time, the combined role of Chairman and Chief Executive Officer, together with the independent directors, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

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While the Board has not formally appointed a lead independent director, the Board believes that the current composition of the Board and the functioning of the independent directors effectively maintain independent oversight of the Company’s management. Four out of five of the Company’s directors are independent and the chair and members of each of the Company’s Audit Committee and Compensation Committee are independent directors. As a result, independent directors oversee all significant matters affecting the Company, including the Company’s financial statements, executive compensation matters, the nomination and assessment of directors and the risk management practices. Independent directors meet in regular executive sessions not attended by the non-independent directors and management in conjunction with each regular Board meeting and as they otherwise deem appropriate. At each executive session, the respective chair of the Board Committee relating to the specific matter discussed by the independent directors, leads the discussion.

Following each executive session, the independent directors report the results of the discussions to the full Board, as appropriate. These discussions are led by the appropriate Committee chair. Additional executive sessions may be convened at any time at the request of an independent director, and, in such event, the independent director chairperson of the most closely associated Committee to the discussed topic leads the discussion and the report to the full Board. During executive sessions directors also discuss and propose matters to be included in the agenda for future Board meetings.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks that we face. The Board has oversight responsibility of the processes established to report and monitor systems for material risks that apply to us and oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board. The Audit Committee periodically reviews enterprise-wide risk management, which focuses primarily on financial and accounting, legal and compliance, and other risk management functions. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The full Board considers strategic risks and opportunities and regularly receives reports from the committees regarding risk oversight in their areas of responsibility.

Meeting Attendance

All directors attended at least 75% of the Board and assigned committee meetings during the fiscal year ended December 31, 2013. During fiscal 2013, the Board held four meetings; the Audit Committee held four meetings; and the Compensation Committee held two meetings. It is our policy to encourage all of our directors to attend our annual meeting of stockholders. One of our directors attended the 2013 annual meeting of stockholders.

Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board (Attention: (Name(s) of director(s), as applicable)), c/o Corporate Secretary, 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Any communication so received will be processed by the Secretary and conveyed to the member(s) of the Board named in the communication or to the Board.

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Procedures for Reporting Complaints about Accounting and Auditing Matters

If an employee or other interested third party believes that the Company or any of its directors, officers, employees or agents has engaged in fraudulent or otherwise illegal or inappropriate acts relating to the Company’s accounting, internal accounting controls or auditing matters, that person should report the potential violation to the Chair of the Audit Committee of the Company by referring all complaints to: AuditChair@chanticleerholdings.com. Complaints may be oral, but employees or other interested third parties are encouraged to put their complaints in written format. After reviewing the complaint, the Chair of the Audit Committee will use his reasonable judgment to determine whether enough evidence exists to begin a formal investigation. The Chair of the Audit Committee shall communicate his decision to the person who made the complaint (unless it was made anonymously), the full Audit Committee and Board of Directors and members of management when appropriate. If the Chair of the Audit Committee determines that a formal investigation should be made, the full Audit Committee shall review all of the facts and evidence then existing and make a determination as to whether a formal investigation should proceed. If the full Audit Committee decides that a formal investigation is appropriate, then the Chair of the Audit Committee shall oversee and conduct the formal investigation in accordance with the guidelines in this Policy. The Chair of the Audit Committee shall regularly report his progress to the full Audit Committee, and shall make a final report to the Audit Committee and the Board of Directors when the investigation is completed. The Chair of the Audit Committee may retain outside counsel or other advisors if he deems it necessary to carry out the investigation. After the formal investigation, the Audit Committee shall determine what corrective action, if any, is appropriate. The Audit Committee shall, when appropriate, inform Company management of a violation so that management may take the appropriate or required corrective action, including reporting the violation to the appropriate governmental authorities. This procedure for reporting complaints about accounting and auditing matters is available at www.chanticleerholdings.com.

EXECUTIVE OFFICERS

The following section sets forth the names, ages and current positions with the Company held by the executive officers and significant employees as of December 31, 2013; together with the year such positions were assumed. There is no immediate family relationship between or among any of the executive officers or significant employees, and the Company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his current position.

Michael D. Pruitt	Age: 54	Chairman, President and Chief Executive Officer

Information regarding Mr. Pruitt is set forth in the director profiles above.

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Eric S. Lederer	Age: 48	Chief Financial Officer

Eric Lederer joined Chanticleer Holdings in February 2011 as Controller and was appointed CFO in June 2012. Prior to joining us, he served as Controller of PokerTek, Inc. (NASDAQ: PTEK), a licensed gaming company that develops and distributes electronic table games, since December 2005. Prior to PokerTek, Mr. Lederer was the Controller of OneTravel Holdings, Inc. (AMEX: OTV), a holding company primarily involved in the travel industry. Prior to OneTravel, Mr. Lederer worked as the Controller in privately-held companies in the entertainment industry and at a New York City CPA firm. Mr. Lederer received his Bachelor of Science degree in Accounting from Lehigh University. Mr. Lederer is a member of our Disclosure Committee.

Alex Hemingway	Age: 37	Chief Executive Officer of Crown Restaurants Kft. (subsidiary of Chanticleer)

Alex Hemingway brings domestic and international executive management experience to the Company and a proven track record of success in the Central European QSR industry. Between 1999–2005, Alex was President and Chief Executive of Central European Franchise Group (“CEFG”), the owner and operator of three local national brands and the Pizza Hut and Kentucky Fried Chicken brands in Hungary, both of which boasted the highest customer feedback scores in the region for YUM! Restaurants International. While managing CEFG, Mr. Hemingway was approached by Orient Rt., Central Europe’s largest restaurant company with more than 130 operating units based in Budapest, to be its Chief Executive Officer, and he served in this position from 2000 to 2006. Between the two companies Alex has had over 180 units and 5000 people under his employ. Alex founded and served as the Director of the Fast Food Association of Hungary from 1993 to 2003. He currently serves on the Board of Supervisors of the Budapest Honved Football Club and local charitable foundations. Alex has served as President of the Company’s subsidiary, Crown Restaurants Kft., since 2011.

Gordon Jestin	Age: 46	Chief Operating Officer of Kiarabrite (Pty) Ltd (subsidiary of Chanticleer)

Gordon (“Gordie”) Jestin trained in the restaurant industry as far back as 1993, completing openings and front-of-house trainings, and improving overall business practices. Mr. Jestin acquired a share in his first restaurant in 1995, having completed two years of work experience and management promotion. He then went on to own one of South Africa’s most popular sports bars / restaurants, CottonfieldsUmhlanga, and was the operating partner there until 2009 when the restaurant was transformed into the first Hooters restaurant in South Africa. Over the years, Mr. Jestin has acquired three other restaurants, one of which he still has a share in today as a silent partner. In 2009, Mr. Jestin joined our South African Hooters management company subsidiary as Vice President of Operations and was promoted to COO in October 2011.

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Darren Smith	Age: 32	Chief Financial Officer of Kiarabrite (Pty) Ltd (subsidiary of Chanticleer)

Darren Smith has more than seven years of financial accounting experience. He has worked for UBAC Management & Business Advisory from February until October 2012 as a Senior Associate; VEXX Media as their Financial Director for 3 years prior; and Grant Thornton Durban from March 2005 until February 2009 as a Senior Auditor and Audit Supervisor. Mr. Smith has expertise in leading the preparation of audited financial statements, drafting financial statements, designing systems of internal controls, and driving efficiency and productivity through supervision and monitoring of the financial team.  In October 2012, Mr. Smith joined our South African Hooters management company subsidiary as Chief Financial Officer.

EXECUTIVE COMPENSATION

Overview

The Compensation Committee sets the compensation of our executive officers. Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal plans and projected forecasts.

The material elements of our compensation program for our Named Executive Officers are annual cash compensation and long-term incentive compensation. Our Named Executive Officers are eligible to participate in our health and welfare benefit plans generally available to our other employees.

Annual Cash Compensation

The annual base salaries of our executive officers and adjustments to executive officers’ base salaries are generally based upon a subjective evaluation of the individual executive officer’s performance by the Compensation Committee. The Compensation Committee’s evaluation is based upon non-quantitative factors such as the current responsibilities of each executive officer, the compensation of similarly situated executive officers at comparable companies, the performance of each executive officer during the prior calendar year, our performance during the prior calendar year, and the recommendations submitted to the Compensation Committee. Please see the “Salary” column in the 2013 Summary Compensation Table below for the base salary amounts received by each Named Executive Officer in 2013.

At its discretion, the Compensation Committee may also recommend that cash bonuses be paid to our executive officers. The Compensation Committee did not recommend cash bonuses for any of the Named Executive Officers in 2013.

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Long-Term Equity Compensation

The Chanticleer Holdings, Inc. 2014 Stock Incentive Plan (the “2014 Plan”) which was approved by our stockholders on January 31, 2014 and became effective on February 2, 2014, was established to encourage and enable selected employees, directors and independent contractors of the Company and its affiliates to acquire or increase their holdings of our common stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and our stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. The 2014 Plan’s purpose will be carried out by the granting of awards to selected participants. The types of awards authorized under the 2014 Plan include: options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards and restricted stock units; performance awards in the form of performance shares and performance units; phantom stock awards; other stock-based awards; and dividend equivalent awards. The Compensation Committee may grant awards under the 2014 Plan during the 2014 fiscal year.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the corporate tax deduction to $1 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes the goals consists only of “outside directors.” Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the stock option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which stock options may be granted during a specified period. All members of the Compensation Committee qualify as outside directors within the meaning and as defined by Section 162(m) and the regulations thereunder. Historically, the combined salary and bonus of each of our executive officers has been below this $1 million limit. The Compensation Committee’s present intention is to grant future compensation that does not exceed the limitations of Code Section 162(m).

The table below shows the compensation of our Chief Executive Officer and the next two mostly highly paid executive officers (collectively, the “Named Executive Officers”) for the years ending December 31, 2013 and 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Total
Michael D. Pruitt (President and Chief Executive Officer)	2013	$240,000	-	$240,000
	2012	$204,000	$10,000	$214,000
Eric S. Lederer (Chief Financial Officer)	2013	$84,000	-	$84,000
	2012	$74,000	$6,000	$80,000
Alex Hemingway (President of CRK subsidiary)	2013	$200,004	-	$200,004
	2012	$200,004	-	$200,004

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Policies and Procedures for Review and Approval of Related Person Transactions

The Audit Committee reviews statements of related parties required to be disclosed in the proxy statement. In evaluating related persons transactions, the Audit Committee considers all factors it deems appropriate, including, without limitation, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources.

Our Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

Related Persons Transactions

Due to related parties

The Company has received non-interest bearing loans and advances from related parties. The amounts owed by the Company as of December 31, 2013 and 2012 are as follows:

	2013	2012
Hoot SA I, LLC	$12,191	$12,191
Chanticleer Investors, LLC	$-	$1,542
	$12,191	$13,733

Due from related parties

The Company has earned income from and made advances to related parties. The amounts owed to the Company at December 31, 2013 and 2012 is as follows:

	2013	2012
Chanticleer Investors, LLC	$1,207	$19,864
Chanticleer Dividend Fund, Inc.	$69,281	$74,281
Hoot SA II, III, IV LLC	$45,817	$43,618
	$116,305	$137,763

Chanticleer Investors LLC

Investors LLC collected its note receivable and reinvested $3,550,000 in HOA LLC. There was no management income from Investors LLC in 2012 or 2013.

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Chanticleer Dividend Fund, Inc. (“CDF”)

On November 10, 2010 the Company formed CDF under the general corporation laws of the State of Maryland. CDF filed a registration statement under Form N-2 to register as a non-diversified, closed-end investment company in January 2011. The Company, through Advisors, will have a role in management of CDF when its registration statement becomes effective. CDF continues to look for opportunities to use the entity, including for growth capital in the restaurant industry.

Hoot SA, LLC; Hoot SA II, LLC; Hoot SA III, LLC and Hoot SA IV, LLC

The Hoot partnerships were formed to help finance the first four Hooters restaurants in South Africa.

Efftec International, Inc. (“Efftec”)

The Company’s CEO became CEO and the sole director of Efftec during 2010 and the Company received 150,000 common shares and an option to acquire 150,000 shares for management services. The shares and option were initially valued at $22,500, based on the trading price of Efftec at the time.

North American Energy Resources, Inc. (“NAEY”)

The Company’s CEO became CEO and a director of NAEY during 2010 and the Company received 150,000 common shares for management services. The shares were valued at $10,500, based on the trading price of NAEY at the time. The Company’s CEO resigned as CEO of NAEY in December 2010 and remains a director. During June 2011, the Company’s CEO contributed 1,790,440 shares of NAEY to the Company which was valued at $125,331 based on the trading price at the time. Mr. Pruitt did not receive additional compensation as a result of the transfer.

Avenel Financial Group, Inc.

Avenel Financial Group, Inc. is a company owned by Mr. Pruitt. Advances previously made to the Company were repaid during 2011. Avenel Financial Group, Inc. invested as a limited partner in the South African Hooters locations. Avenel Financial Group, Inc. invested $14,000, $12,500, and $25,000 in the Durban, Johannesburg, and Cape Town locations, respectively, and is entitled to receive approximately 2.0%, 1.5%, and 2.9%, respectively, of the net profits after taxation (“SA Profits”) of each of the locations until payout. As of December 31, 2013 and 2012, Avenel Financial Group, Inc. has received an aggregate of $6,441 in SA Profits and $49,816 in return of investment under the same terms as the other limited partners.

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DIRECTOR COMPENSATION

The following table reflects compensation earned for services performed in 2013 by our non-employee directors. A director who is a Company employee, such as Mr. Pruitt, does not receive any compensation for service as a director. The compensation received by Mr. Pruitt as an employee of the Company is shown above in the Summary Compensation Table.

Director Compensation Table

Name	Fees Earned or Paid In Cash	Total
Michael Carroll	$6,000	$6,000
Keith Johnson	$6,000	$6,000
Paul I. Moskowitz	$6,000	$6,000
Russell J. Page	$6,000	$6,000

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to securities authorized for issuance under all of our equity compensation plans as of August 20, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c))
Equity compensation plans approved by security holders	-	-	4,000,000	(1)
Equity compensation plans not approved by security holders	-	-	-

(1)          Includes 4,000,000 shares available for issuance under the Chanticleer Holdings, Inc. 2014 Stock Incentive Plan, which was approved by our stockholders on January 31, 2014.

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PROPOSAL 2

APPROVAL OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. Taking into consideration the voting results from our 2013 Annual Meeting of Stockholders concerning the frequency of the stockholder advisory vote to approve the compensation of our Named Executive Officers, we determined that we will hold an annual advisory vote to approve the compensation of our Named Executive Officers until the next advisory vote on the frequency of such future advisory votes, which will occur no later than our 2019 Annual Meeting of Stockholders. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Compensation Committee value the opinion of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. We believe that the information provided within the Executive Compensation section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

Additionally, the 2014 Plan, pursuant to which the Named Executive Officers may be granted equity awards, includes a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of stockholders, including the following best practices:

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•	Prudent Change of Control Provisions. The 2014 Plan includes prudent “change of control” triggers such as requiring a change in beneficial ownership of 51% or more of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. In addition, the 2014 Plan generally provides that awards will vest upon a change of control only if (i) awards are not assumed, substituted or continued, or (ii) even if such awards are assumed, substituted or continued, a participant’s employment is terminated without cause or for good reason within specified time periods related to the change of control.

•	No Stock Option or Stock Appreciation Right (“SAR”) Repricings Without Stockholder Approval. The 2014 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2014 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

•	Forfeiture and Recoupment. The 2014 Plan authorizes the Compensation Committee or the Board to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

•	Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing stockholders.

Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the proxy statement for the Company’s 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

To our knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of August 20, 2014 by:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the common stock;
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•	each of our named executive officers;
•	each of our directors; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the determination date. Unless otherwise indicated, the address for those listed below is c/o Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of August 20, 2014, but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock issued and outstanding as of August 20, 2014, was 6,719,433. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name of Beneficial Owner	Shares Beneficially Owned	Percent
Larry Spitcaufsky (1)	1,067,216	15.9%
Michael D. Pruitt (2)	590,041	8.8%
Sandor Capital Master Fund LP and affiliates (3)	522,096	7.8%
ICS Opportunities, Ltd. and affiliates (4)	444,444	6.6%
Siskey Capital, LLC and affiliates (5)	416,482	6.2%
Robert B. Prag (6)	417,026	6.2%
Leonid Frenkel (7)	402,300	6.0%
Michael Carroll (8)	16,500	*
Paul I. Moskowitz (8)	9,300	*
Russell (“Rusty”) Page (8)	3,000	*
Keith Johnson (8)	3,000	*
Darren Smith	376	*
Eric S. Lederer	375	*
Alex Hemingway	0	*
Officers and Directors as a Group	635,925	9.5%

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* less than 1%

(1)           This amount is based solely on a Schedule 13G filed with the SEC on February 10, 2014 on behalf of Larry Spitcaufsky, Hooters of Washington, LLC, and Hooters of Oregon Partners, LLC. Mr. Spitcaufsky is the manager of Washington, LLC, and Hooters of Oregon Partners, LLC, and, as a result, Mr. Spitcaufsky has shared voting and dispositive power with respect to all of the securities reported with Washington, LLC, and Hooters of Oregon Partners, LLC. This amount reflects beneficial ownership of warrants to purchase 386,944 shares of common stock but does not reflect beneficial ownership of warrants to purchase 292,638 shares of common stock. All warrants are currently exercisable, but a contractual provision prohibits Larry Spitcaufsky, Hooters of Washington, LLC, and Hooters of Oregon Partners, LLC from exercising any warrants if such exercise would result in the reporting persons beneficially owning more than 19.9% of the outstanding common stock measured as of January 31, 2014.

(2)           Michael D. Pruitt directly holds 169,125 shares of common stock, HOTR Warrants exercisable for 1,500 shares of common stock, Class A Warrants exercisable for 168,000 shares of common stock, and 168,000 Class B Warrants exercisable for shares of common stock. Additionally, Avenel Financial Group, Inc., a corporation controlled by Mr. Pruitt, holds 35,410 shares of common stock, Class A Warrants exercisable for 23,940 shares of common stock, and 23,940 Class B Warrants exercisable for shares of common stock.

(3)           Sandor Capital Master Fund LP is the record holder of 199,347 shares of common stock, HOTR Warrants exercisable for 95,775 shares of common stock, 87,386 Class A Warrants exercisable for shares of common stock, and 87,386 Class B Warrants exercisable for shares of common stock. Sandor Advisors, LLC is the General Partner of Sandor Capital. John S. Lemak is the Manager of Sandor Advisors and is the record holder of 28,002 shares of common stock, 12,100 Class A Warrants, and 12,100 Class B Warrants. Sandor Capital, Sandor Advisors, and Mr. Lemak have shared voting power and shared dispositive power with respect to all shares except that Mr. Lemak has sole voting power and sole dispositive power with respect to the 52,202 shares held directly in his name. The address for these parties is 2828 Routh Street, Suite 500, Dallas, Texas, 75201. This information is based solely on a Schedule 13G/A filed with the SEC on March 6, 2013.

(4)           ICS Opportunities, Ltd. maintains principal offices at 666 Fifth Avenue, New York, New York 10103 and shares voting power and dispositive power with respect to all shares with Millennium International Management LP, Millennium International Management GP LLC, Millennium Management LLC, and Israel A. Englander. The amounts set forth in the table include 222,222 shares of common stock and HOTR Warrants exercisable for 222,222 shares of common stock. This information is based solely on a Schedule 13G/A filed with the SEC on July 16, 2012.

(5)           This amount is based in part on a Schedule 13G filed with the SEC on October 21, 2013 and is based in part on information provided to the Company by the stockholder. Siskey Capital, LLC shares voting power and dispositive power with respect to 120,911 shares, Carolina Preferred Investments III, LLC shares voting power and dispositive power with respect to 295,571 shares, and Todd Beddard shares voting power and dispositive power with respect to all 416,482 shares. The address for these parties is 4521 Sharon Road, Suite 450, Charlotte, North Carolina 28211.beneficially owned in the table because these warrants are not exercisable until October 2014.

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(6)           According to a Schedule 13G/A filed with the SEC on March 4, 2013, Robert B. Prag is the record holder of 115,550 shares of common stock, HOTR Warrants exercisable for 91,985 shares of common stock, 76,000 Class A Warrants exercisable for shares of common stock, and 76,000 Class B Warrants exercisable for shares of common stock. Additionally, according to the same Schedule 13G/A, Del Mar Consulting Group, Inc. Retirement Plan Trust, a trust for which Mr. Prag serves as Trustee, is the record holder of 16,158 shares of common stock, 14,000 Class A Warrants, and 14,000 Class B Warrants. The Schedule 13G/A notes that Mr. Prag and the trust have shared voting power and shared dispositive power with respect to trust shares and Mr. Prag has sole voting power and sole dispositive power with respect to the shares held directly in his name. The address for these parties is 2455 El Amigo Road, Del Mar, California 92014. In addition to the amounts listed above from the March 4, 2013 Schedule 13G/A, Mr. Prag and the trust each acquired additional shares through a private placement in October 2013. Mr. Prag directly acquired an additional 6,700 shares of common stock and the trust acquired an additional 6,633 shares of common stock. These 13,333 private placement shares are included in the total shares beneficially owned in the table. Warrants for 13,333 shares, which also were acquired in the October 2013 private placement, are not included in the total shares beneficially owned in the table because these warrants are not exercisable until October 2014.

(7)           This amount is based on information provided to the Company by the stockholder. This amount includes 137,150 shares of common stock and 265,150 shares of common stock underlying exercisable warrants. This amount does not include warrants for 22,000 shares owned by Mr. Frenkel because such warrants are not exercisable until October 2014. The shares are held by the Equity Trust Company as custodian fbo Leonid Frenkel, and Leonid Frenkel has voting power and dispositive power with respect to all of the securities. The address for Leonid Frenkel is 1600 Flat Rock Road; Penn Valley, Pennsylvania 19072.

(8)           Includes Class A and Class B warrants as follows:

	Shares Owned	Class A Warrants	Class B Warrants	Total
Michael Carroll	5,500	5,500	5,500	16,500
Rusty Page	1,000	1,000	1,000	3,000
Paul I. Moskowitz	3,100	3,100	3,100	9,300
Keith Johnson	1,000	1,000	1,000	3,000

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of our common stock to file initial reports of ownership and changes in ownership with the SEC. Additionally, SEC regulations require that we identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the best of our knowledge, based solely on a review of copies of the reports filed with the SEC since January 1, 2013 and on representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the reports required to be filed on a timely basis, except that a Form 3 for Russell Page, a director of the Company, was inadvertently filed late.

PROPOSAL 3

APPROVAL OF THE ISSUANCE OF 740,000 SHARES OF
COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE
WARRANTS ISSUED PURSUANT TO THE MERGER AGREEMENT WITH ARB

NASDAQ Listing Requirements

Our common stock is listed on NASDAQ and, as a result, we are subject to NASDAQ rules requiring stockholder approval of certain issuances of our securities. The potential issuance of shares of our common stock in excess of 19.99% of our common stock outstanding implicates certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ, including the following:

•	NASDAQ Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and: (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

•	NASDAQ Listing Rule 5635(d) requires prior stockholder approval for the issuance, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock (which may apply if the conversion price is subject to certain types of anti-dilution adjustments).

Background of Transaction

On September 30, 2013, we entered into the Merger Agreement with ARB, which provided for the merger of Chanticleer Roadside Burgers International, LLC (a single-member LLC, of which the Company was the sole member) with and into ARB, with ARB continuing as the surviving entity and subsidiary of the Company. In exchange for all of the outstanding shares of ARB, we issued an aggregate of 740,000 Company units, on a pro-rata basis, to the shareholders of ARB. Each unit consisted of one share of common stock and one five-year, $5.00 warrant to purchase one share of our common stock, exercisable after twelve months. The warrants were issued with the stipulation that they must be approved, for purposes of applicable NASDAQ Listing Rules, by our stockholders prior to exercise.

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The Board unanimously approved our entry into the Merger Agreement, believing the same to be in the best interests of the Company and to enhance future growth. Pursuant to the Merger Agreement and Rule 5635 of the NASDAQ Listing Rules, we are asking our stockholders to approve the issuance of 740,000 shares of our common stock issuable upon exercise of the warrants issued pursuant to the Merger Agreement. The Merger Agreement and form of warrant were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on October 1, 2013.

Required Stockholder Approval

Under Rule 5635 of the NASDAQ Listing Rules, to approve the issuance of 740,000 shares of our common stock upon the exercise of warrants to former ARB shareholders in accordance with the terms of the Merger Agreement, the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal by more than 740,000 shares. Additionally, for quorum purposes for this proposal, the number of shares present at the meeting in person or by proxy must total at least 3,729,717, which is equal to 740,000 shares plus a majority of (a) the total outstanding shares of common stock entitled to vote at the annual meeting (6,719,433) (b) minus the outstanding shares of common stock issued in the Merger Agreement (740,000). This proposal requires more than a simple majority of votes cast and more than a simple quorum because Rule 5635 of the NASDAQ Listing Rules requires that shares issuable in the first part of a private placement transaction must not be entitled to vote to approve the remainder of the transaction.

Pursuant to the Merger Agreement, we issued 740,000 shares of common stock to former ARB shareholders which currently are issued and outstanding and entitled to vote at the annual meeting. Now we are seeking stockholder approval of the issuance of 740,000 shares of our common stock upon the exercise of warrants issued to former ARB shareholders pursuant to the Merger Agreement. NASDAQ requires (a) that this proposal would have been approved whether or not we give effect to the votes cast on the 740,000 outstanding shares issued in the Merger Agreement and (b) that a quorum would have been obtained whether or not the 740,000 outstanding shares issued in the Merger Agreement are represented at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ISSUANCE OF 740,000 SHARES OF OUR COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS ISSUED PURSUANT TO THE MERGER AGREEMENT WITH ARB.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE AUTHORITY TO ISSUE PREFERRED STOCK

The Board has approved the Preferred Stock Amendment to the Certificate of Incorporation to provide authority to issue up to 5,000,000 shares of preferred stock and has directed that the Preferred Stock Amendment be submitted to stockholders for approval at the annual meeting. The Board has approved the Preferred Stock Amendment in order to provide the Company with capital raising and financing flexibility. The full text of the proposed amended Article Fourth of the Certificate of Incorporation is attached to this proxy statement as Appendix A.

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Currently, we are not authorized to issue any shares of preferred stock. Our stockholders are not entitled to preemptive rights with respect to the authorization of preferred stock pursuant to the Preferred Stock Amendment. The Board proposes and recommends authorizing 5,000,000 shares of preferred stock, and giving the Board the authority to establish, from time to time, classes or series of preferred stock and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred stock, including dividend rates and preferences, conversion provisions, voting rights, redemption provisions, liquidation rights and preferences, preemption rights, maturity dates and other matters. The preferred stock will not be used for any anti-takeover purpose, as further described below.

The Board has determined that the authorization of the preferred stock is desirable and in the stockholders’ best interest because it will provide the Company with the flexibility to consider and respond to future business needs and opportunities as they arise from time to time, including in connection with capital raising, financing and acquisition transactions or opportunities. While the Company does not have any current specific plans, arrangements or understandings, written or oral, to issue any of the preferred stock for any purpose, we are continually evaluating our financial position and analyzing the possible benefits of issuing additional debt securities, equity securities, convertible securities or a combination thereof in connection with, among other things: (1) repaying indebtedness; (2) furthering our capital management strategy; (3) financing acquisitions; or (4) strengthening our balance sheet. The availability of shares of preferred stock would give the Company flexibility to respond to future capital raising, financing and acquisition needs and opportunities without the delay and expense associated with holding a special meeting of stockholders to obtain further stockholder approval. The ability of the Company to respond on an expedited basis may be advantageous to the Company, depending on market conditions.

The authorization of the preferred stock will not have any immediate effect on the rights of existing stockholders. However, shares of preferred stock could be issued in the future with rights, preferences and privileges that may be superior to those of our common stock. If the Preferred Stock Amendment is approved, except as may be required by law or NASDAQ rules, no further stockholder approval would be required prior to the issuance of share of preferred stock authorized by the Preferred Stock Amendment. For example, under NASDAQ rules, in certain circumstances stockholder approval is required for any potential issuance of 20% or more of our outstanding shares of our common stock (including upon conversion of convertible preferred stock) or 20% or more of the voting power outstanding before such issuance, and the Company would be required to obtain stockholder approval for any such issuance in the future. To the extent that shares of preferred stock are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The effects of the issuance of preferred stock upon holders of our common stock may include, among other things: (1) a preference in the payment of dividends to holders of preferred stock, which may restrict our ability to declare dividends on our common stock; (2) dilution of voting power if holders of preferred stock are given voting rights; (3) dilution of equity interests and voting power if the preferred stock is convertible, and converted into, common stock; or (4) a preference in payments upon liquidation to holders of preferred stock, which may limit liquidation payments on our common stock. We could also use preferred stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have no immediate plans to do so. We cannot provide assurances that any such transactions will (i) be consummated on favorable terms or at all, (ii) enhance stockholder value or (iii) not adversely affect our business or the trading price of common stock.

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The Preferred Stock Amendment has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt. The Board represents that, if the Preferred Stock Amendment is approved, it will not, without prior stockholder approval, approve the issuance or use of any of the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan (i.e., poison pill). Within these limits, as well as others imposed by applicable law and NASDAQ rules, the Board may approve the issuance or use of preferred stock for capital raising, financing and acquisition needs or opportunities that has the effect of making an acquisition of the Company more difficult or costly, as could also be the case if the Board were to issue additional common stock.

If stockholders approve the Preferred Stock Amendment, we intend to file a Certificate of Amendment with the Delaware Secretary of State as soon as practicable following the annual meeting.  The Preferred Stock Amendment would become effective at the time specified in the Certificate.  However, even if the Preferred Stock Amendment is adopted and approved, our Board would be authorized, at its discretion, to withdraw and abandon the Preferred Stock Amendment at any time before a Certificate of Amendment becomes effective if the Board determines that to be in our best interests.

If stockholders do not approve the Preferred Stock Amendment there will be no immediate impact on the Company or the rights of existing stockholders. However, failure to approve the Preferred Stock Amendment will limit our future options with respect to capital raising, financing transactions and acquisitions and impact our competitive position.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE AUTHORITY TO ISSUE PREFERRED STOCK.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Marcum LLP to audit our consolidated financial statements for fiscal 2014. Marcum LLP, an independent registered public accounting firm, has served as our independent auditor continuously since October 15, 2012. A representative from Marcum LLP is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

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Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Marcum LLP is not approved by a majority of the shares cast at the annual meeting, the Audit Committee will consider the appointment of another independent registered public accounting firm for fiscal 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

Independent Registered Public Accounting Firm Fee Information

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by Marcum LLP for fiscal years 2013 and 2012.

	2013	2012
Audit Fees (1)	$287,800	$165,200
Audit-Related Fees (2)	$4,500	$—
Tax Fees (3)	$—	$—
All Other Fees (4)	$4,200	$—
Total	$296,500	$165,200

(1)           Audit Fees. This category includes fees for professional services provided in conjunction with the audit of our financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of our quarterly financial statements, assistance and review of documents filed with the SEC, consents and attestation services provided in connection with statutory and other regulatory filings and engagements.

(2)           Audit-Related Fees. This category pertains to fees for assurance and related professional services associated with due diligence related to acquisitions.

(3)           Tax Fees. There were no fees for tax services.

(4)           All Other Fees. This category includes other fees for services not included above.

The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to Marcum LLP in fiscal year 2013 and the proposed non-audit related services and proposed fees for fiscal year 2014 and has determined that such services and fees are compatible with the independence of Marcum LLP. All audit and non-audit related services were approved by the Audit Committee prior to such services being rendered.

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Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm (and any non-audit service provided by any other accounting firm) prior to the performance of each such service.

PROPOSALS FOR 2015 ANNUAL MEETING

Any stockholder desiring to present a proposal for inclusion in the proxy statement to be acted upon at our 2015 annual meeting of stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than May 5, 2015.

In addition to any other applicable requirements, for business to be properly brought before the 2015 annual meeting of stockholders by a stockholder, even if the proposal or proposed director candidate is not to be included in our proxy statement, notice must be received at our principal executive office no later than July 19, 2015 in order to be considered timely.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman, President and Chief Executive Officer

September 2, 2014

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APPENDIX A - PROPOSED AMENDMENT TO ARTICLE FOURTH

OF THE CERTIFICATE OF INCORPORATION

The additions to the first paragraph of Article Fourth relating to authorized preferred stock and the addition of the second paragraph of Article Fourth below reflect the changes to be incorporated in the Certificate of Incorporation upon approval of the Preferred Stock Amendment.

“FOURTH: The total number of shares of common stock ~~of~~ which the Corporation ~~shall have authority~~ is authorized to issue is 45,000,000, ~~all of which shall be shares of common stock,~~ at a par value of $.0001 per share, and the total number of shares of preferred stock which the Corporation is authorized to issue is 5,000,000, at a par value of $.0001 per share.

The board of directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.”

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Chanticleer Holdings, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

annual meeting OF STOCKHOLDERS – September 26, 2014 at 9 am

CONTROL ID:

REQUEST ID:

The undersigned hereby appoints Michael D. Pruitt, the true and lawful attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Chanticleer Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226, on September 26, 2014 at 9:00 a.m. local time, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Proxy Statement, dated September 2, 2014.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

                                 MAIL:                     Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

                                   FAX:                      Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

                                 INTERNET:          https://www.iproxydirect.com/HOTR

                                 PHONE:               1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF Chanticleer Holdings, Inc.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
Election of Directors:		☐	☐
Michael D. Pruitt				☐
Michael Carroll				☐	Control ID:
Keith Johnson				☐	REQUEST ID:
Paul I. Moskowitz				☐
Russell (“Rusty”) Page				☐

Proposal 2	à	FOR	AGAINST	ABSTAIN
To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the proxy statement).		☐	☐	☐

Proposal 3	à	FOR	AGAINST	ABSTAIN
To approve, for purposes of NASDAQ Listing Rule 5635, the issuance of 740,000 shares of our common stock issuable upon exercise of warrants issued pursuant to the Agreement and Plan of Merger dated as of September 30, 2013 by and between American Roadside Burgers, Inc. (“ARB”) and the Company (the “Merger Agreement”).		☐	☐	☐

Proposal 4	à	FOR	AGAINST	ABSTAIN
To approve an amendment to the Certificate of Incorporation to provide authority to issue preferred stock.		☐	☐	☐

Proposal 5	à	FOR	AGAINST	ABSTAIN
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.		☐	☐	☐

Proposal 6
To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE BOARD OF DIRECTOR’S RECOMENDATIONS.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)